SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE ALLOCATION FUNDS
WELLS FARGO ADVANTAGE COREBUILDER SHARES
WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
WELLS FARGO ADVANTAGE INCOME FUNDS
WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
WELLS FARGO ADVANTAGE SMALL CAP STOCK FUNDS
WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
WELLS FARGO ADVANTAGE SPECIALTY FUNDS
WELLS FARGO ADVANTAGE VT FUNDS
WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS

Effective January 1, 2012, the following disclosure is added to the end of the section entitled "U.S. Federal Income Taxes" in the Statements of Additional Information of each Fund:

Cost Basis Reporting

The Emergency Economic Stabilization Act of 2008 and provisions from the Energy Improvement and Extension Act of 2008 require each Fund or its delegate to report cost basis information to shareholders and the Internal Revenue Service for 1099-B reportable redemptions of covered Fund shares acquired on or after January 1, 2012. Shares purchased on or after January 1, 2012 are generally treated as covered shares. Shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares.

Fund shareholders should consult their tax advisors to obtain more information about how the new cost basis rules apply to them and determine which cost basis method allowed by the Internal Revenue Service is best for their tax situation. Methods allowed by the IRS include, but are not limited to:

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Average Cost. The cost per share is determined by dividing the aggregate cost amount by the total shares in the account. The basis of the shares redeemed is determined by multiplying the shares redeemed by the cost per share. Starting in 2012, accounts may maintain two separate average costs: one average for covered shares and a separate average for noncovered shares. Under the Average Cost method, noncovered shares will beare generally depleted first.

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First in first out (FIFO). Shares acquired first in the shareholder's account are the first shares depleted and determine the shareholder's cost basis. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

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Specific Identification. A shareholder selects the shares to be redeemed from any of the purchase lots that still have shares remaining. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

In the absence of a shareholder method election, the Fund will apply its default method, Average Cost. If the Average Cost method is applied either by default or at the shareholder's election, the shareholder's ability to change such election once a sale occurs will be limited under the IRS rules. After an election has been made, but before a disposition of shares occurs, a shareholder may make a retroactive change to an alternate method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. At any time, a shareholder may designate a new election for future purchases.

Redemptions of noncovered shares (shares acquired prior to January 1, 2012) will continue to be reported using the Average Cost method, if available, and will not be reported to the IRS.

December 15, 2011